                                                                  EXHIBIT 10.114


     AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 1"), dated as of December 29, 1995, among LATEX PETROLEUM
----------------
CORPORATION, an Oklahoma corporation ("LPC"), LATEX/GOC ACQUISITION, INC., a
                                       ---
Delaware corporation  ("GOCA"), GERMANY OIL COMPANY, a Delaware corporation,
                        ----
formerly known as LRI Acquisition, Inc. ("New GOC") (collectively, the
                                          -------
"Borrowers" and individually, a "Borrower"), and BANK OF AMERICA NATIONAL TRUST
 ---------                       --------
AND SAVINGS ASSOCIATION, a national savings association (the "Lender").
                                                              ------

                       W I T N E S S E T H:
                       - - - - - - - - - -


     WHEREAS, the Borrowers and the Lender are parties to the Amended and Restated Credit Agreement, dated as of October 20, 1995 (hereinafter referred to as the "Existing Credit Agreement"); and
        -------------------------

     WHEREAS, the Borrowers have requested that certain amendments be made to the Existing Credit Agreement; and

     WHEREAS, the Lender is willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;

     NOW, therefore, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------
     SECTION 1.1.   Certain Definitions.      The following terms
                    -------------------
(whether or not underscored) when used in this Amendment No. 1 shall have the following meanings:

     "Amended Credit Agreement" means the Existing Credit Agreement as amended
      ------------------------
by this Amendment No. 1.

     "Amendment No, 1 Effective Date" has the meaning provided in Section 6.1.
      ------------------------------

     SECTION 1.2.  Other Definitions. Unless otherwise defined or the context
                   -----------------
otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.


                                   ARTICLE II

                                 AMENDMENTS TO
                                 -------------
                           EXISTING CREDIT AGREEMENT
                           -------------------------
     Effective on the Amendment No. 1 Effective Date, the Existing Credit Agreement is amended in accordance with the terms of this Article II; except as
                                                          ----------
so amended, the Existing Credit Agreement shall continue to remain in all respects in full force and effect.

     SECTION 2.1.  Amendment to Section 1.1.
                   ------------------------
     2.1.1. The definition of "Tranche C Commitment Amount" is hereby amended in its entirety as follows:

          "'Tranche C Commitment Amount' means $5,400,000, as reduced from time
            ---------------------------
     to time pursuant to the provisions of Section 2.2.  $300,000 of the Tranche
                                           -----------
     C Commitment Amount shall be made available by the Lender to the Borrowers as a Tranche C Revolving Loan pursuant to Section 2.1.7."
                                               -------------
     2.1.2.  There shall be added to Section 1.1 of the Existing Credit
                                     -----------
Agreement new definitions, in appropriate alphabetical sequence, reading in their entirety as follows:

          "'Tranche C Revolving Loan' means each Tranche C Loan made by the
            ------------------------
     Lender to the Borrowers from time to time pursuant to its Tranche C Commitment in accordance with Section 2.1.7."
                                   -------------
          "'Tranche C Revolving Loan Maturity Date' means, with respect to any
            --------------------------------------
     Tranche C Revolving Loan, the 60th day after the borrowing of such Tranche C Revolving Loan."

          "'Revolving Note' means the revolving promissory note of the Borrowers
            --------------
     payable to the order of the Lender, in the form of Exhibit A-2 hereto (as
                                                        -----------
     such promissory note may be amended, endorsed or otherwise modified from
     time to time).   The Revolving Note is one of the Notes."


     SECTION 2.2.  Amendments to Section 2.1.
                   -------------------------
     2.2.1.  The reference to Article V in Section 2.1 of the Existing Credit
                              ---------    -----------
Agreement shall be changed to Article VI.
                              ----------

     2.2.2. There shall be added to the Existing Credit Agreement, immediately after Section 2.1.6., a new Section reading in its entirely as follows:
      -------------

          "SECTION 2.1.7. Tranche C Revolving Loans. On the terms and subject to
           ----------------------------------------
     the conditions of this Agreement (including Article VI), the Lender agrees
                                                 ----------
     to make loans ("Tranche C Revolving Loans") to the Borrowers equal to the
                     -------------------------
     aggregate amount of the Tranche C Revolving Loan requested by the Borrowers to be made pursuant to the Tranche C Commitment on such day described in this Section 2.1.7. On the terms and subject to the conditions hereof, the
          -------------
     Borrowers may, from time to time borrow, prepay and reborrow Tranche C Revolving Loans. Any reborrowing of the Tranche C Revolving Loan must be at least seven (7) days from and after the date of payment in full of all principal and interest attributable to all outstanding Tranche C Revolving Loans. From time to time on any Business Day during the period from and after the Effective Date to but not including the earlier to occur of (x) the Tranche C Availability Termination Date, and (y) any Commitment Termination Date, the Lender will make Tranche C Revolving Loans to the Borrowers equal to the amount of the Tranche C Revolving Loans requested by the Borrowers to be made on such day in the applicable Borrowing Request therefor."

     SECTION 2.3.   Amendments to Section 3.1.1.
                    ---------------------------
     2.3.1.  Section 3.1.1. of the Existing Credit Agreement is amended to add
             -------------
immediately before the first sentence of Section 3.1.1. the following sentence:
                                         -------------

     "The Borrower shall repay in full the unpaid principal amount of each Tranche C Revolving Loan, and each Tranche C Revolving Loan shall mature, on the Tranche C Revolving Loan Maturity Date applicable thereto."

     SECTION 2.4.   Amendment to Section 6.2.
                    ------------------------
     2.4.1.  Section 6.2. of the Existing Credit Agreement is amended by
             -----------
inserting the words "(other than a Tranche C Revolving Loan)" after the words "Tranche C Loan."

     SECTION 2.5.   Amendment to Section 6.3.
                    ------------------------

     2.5.1.    Section 6.3. of the Existing Credit Agreement shall be renumbered
               -----------
as Section 6.4. (and the reference therein to such Section shall be changed to
   -----------
Section 6.4.) and the following shall be inserted immediately prior thereto as a
-----------
new Section 6.3.:
    -----------

     "SECTION 6.3.  Tranche C Revolving Loans.  The obligation of the Lender to
                    -------------------------
     make any Tranche C Revolving Loan shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.3.
                                                          -----------

     Section 6.3.1. Delivery of Notes.   The Lender shall have received the
                    -----------------
     Revolving Note duly executed by the Borrowers.

     Section 6.3.2. Approval of the Lender.  The Lender shall be satisfied, in
                    ----------------------
     its sole discretion, with the proposed use of the proceeds of such loan and with the assets, business, properties, condition (financial or otherwise), prospects and results of operations of the Borrowers and the Obligors."

     2.5.2.  Section 6.3.1. of the Existing Credit Agreement shall be renumbered
             -------------
as Section 6.4.1.
   -------------

     2.5.3.  Section 6.3.2. of the Existing Credit Agreement shall be renumbered
             -------------
as Section 6.4.2. and the reference therein to Section 6.3.1. shall be changed
   -------------                               -------------
to Section 6.4.1.
   -------------

     2.5.4.  Section 6.3.3. of the Existing Credit Agreement shall be renumbered
             -------------
as Section 6.4.3.
   -------------

     SECTION 2.6.   Amendments to Section 8.2.
                    -------------------------
     2.6.1.  Clause (b) of Section 8.2.4. of the Existing Credit Agreement is
             ----------    -------------
amended to read in its entirety as follows:

     "(b) [intentionally omitted];

     SECTION 2.7.   Amendments to Certain Exhibits.
                    ------------------------------

     2.7.1.  Exhibit A of the Existing Credit Agreement is renumbered as
             ---------
Exhibit A-1 and the form of Revolving Note shown in Exhibit A-2 hereto is
-----------                                         -----------
inserted behind Exhibit A-1 as Exhibit A-2.
                -----------    -----------

     2.7.2.  Exhibit C-1 of the Existing Credit Agreement is deleted and a new
             -----------
Exhibit C-1 in the form of Borrowing Request shown in Exhibit C-1 hereto is
-----------                                           -----------
inserted in its place.



                                  ARTICLE III

                          OTHER AGREEMENTS CONCERNING
                          ---------------------------
                           EXISTING CREDIT AGREEMENT
                           -------------------------

     SECTION 3.1.   Temporary Waiver of Compliance with Certain Financial
                    -----------------------------------------------------
Covenants.  The Lender hereby waives until January 31, 1996
---------

1996 the Borrowers' compliance with Sections 8.2.4. (c) and 8.2.4. (d) of the
                                    -------------------     ----------
Existing Credit Agreement insofar as such sections require the Borrowers to maintain a Current Ratio of not less than 1.0:1.0 and Working Capital of not less than $500,000.

     SECTION 3.2.   Temporary Waiver of Judgments Default.  The Lender hereby
                    -------------------------------------
waives until January 31, 1996, its right to declare all or any portion of the outstanding principal amount of the Loans and other Obligations due and payable and/or the Commitments to be terminated pursuant to Section 9.3 of the Existing
                                                    -----------
Credit Agreement as the result of an Event of Default under Section 9.1.6. of
                                                            --------------
the Existing Credit Agreement pertaining solely to the judgments entered against New GOC as described on Schedule 1 hereto.
                        ----------

     The waivers set forth above are subject to the conditions and limitations set forth herein and shall be applicable only for the purposes, and the periods, set forth herein, and not for any other purposes or with respect to any subsequent period. Except as provided herein, the waivers contained herein shall not apply to any Default or Event of Default, regardless of whether such Default or Event of Default is prior or subsequent to any of the matters referred to herein or is of the same or a different type as any of the matters referred to herein.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In order to induce the Lender to make the amendments provided for in
Article II and to make the waivers as provided for in Article III, the Borrowers
----------                                            -----------
hereby (a) represent and warrant, that each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and, immediately after giving effect to the provisions of this Amendment No. 1, no Default has occurred and is continuing and (b) agree that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall
                                                       ----------
constitute an immediate Event of Default.

                                   ARTICLE V

                         ACKNOWLEDGEMENT OF GUARANTORS
                         -----------------------------

     By executing the acknowledgement to this Amendment No. 1, each Guarantor of the Borrowers hereby confirms and agrees that the Guaranty and each Security Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the Amendment No. 1 Effective Date, each reference therein to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and refer to the Existing Credit Agreement after giving effect to this Amendment No 1.


                                   ARTICLE VI

                          CONDITIONS TO EFFECTIVENESS
                          ---------------------------

     SECTION 6.1.  Effective Date.  This Amendment No. 1 shall become effective
                   --------------
on December 29, 1995, or, if later, the date (herein called the "Amendment No. 1
                                                                 ---------------
Effective Date") when the conditions set forth in this Section 6.1 have been
--------------                                         -----------
satisfied.

     SECTION 6.1.1.  Execution of Counterparts.  The Lender shall have received
                     -------------------------
counterparts of this Amendment No. 1 duly executed and delivered on behalf of the Borrowers, the Guarantors, and the Lender.

     SECTION 6.1.2.  Resolutions and Legal Opinion.  The Lender shall have
                     -----------------------------
received (a) resolutions of the Board of Directors of each Borrower authorizing the execution, delivery and performance of Amendment No. 1 and (b) a satisfactory legal opinion from Pray, Walker, Jackman and Marlar (or other counsel satisfactory to the Lender) as to the due authorization, execution, and delivery of this Amendment No. 1 by, and good standing of, each Borrower and each Guarantor and the enforceability of this Amendment No. 1 against the Borrowers and the Guarantors.

     SECTION 6.1.3. Legal Details, etc. All documents executed or submitted
                    ------------------
pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Lender and their counsel.

     SECTION 6.2.  Expiration.  If all of the conditions set forth in
                   ----------
Section 6.1 hereof shall not have been satisfied on or prior to December 31,
-----------
1995, the agreements of the parties contained in this Amendment No. 1 shall, unless otherwise agreed by the Lenders, terminate effective immediately on such date and without further action.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     SECTION 7.1.   Loan Document Pursuant to Existing Credit Agreement.   This
                    ---------------------------------------------------
Amendment No. 1 is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrowers or any of its Subsidiaries or which would require the consent of the Lender under the Existing Credit Agreement or any other Loan Document.


     SECTION 7.2.  Counterparts, etc.  This Amendment No. 1 may be executed by
                   -----------------
the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.3. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT NO. 1 SHALL BE
                  -------------------------------
DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                          BORROWERS
                                          ---------

                               LATEX PETROLEUM CORPORATION

                               By: /s/ Jeffrey T. Wilson
                                  -------------------------
                                 Title: President
                                       --------------------


                               LATEX/GOC ACQUISITION, INC.

                               By: /s/ Jeffrey T. Wilson
                                   ------------------------
                                 Title: President
                                       --------------------

                               GERMANY OIL COMPANY

                               By: /s/ Jeffrey T. Wilson
                                   ------------------------
                                 Title: President
                                       --------------------


                                          LENDER
                                          ------

                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION


                                      By: /s/ Robert W. Bots
                                         ------------------
                                   Title: Vice President
                                       --------------------

Acknowledged and Accepted:

LATEX RESOURCES, INC.


By: /s/ Jeffrey T. Wilson
   ---------------------------
   Name:  Jeffrey T. Wilson
   Title: President

ENPRO, INC.
By: /s/ Jeffrey T. Wilson
   ---------------------------
   Name:  Jeffrey T. Wilson
   Title: President

                                                                      SCHEDULE 1



                           Judgments Against New GOC
                           -------------------------

                                                        Exhibit A-2


                            Form of Revolving Note
                            ----------------------

                            SECURED PROMISSORY NOTE
                            -----------------------

                          (Tranche C Revolving Loans)

$300,000                                                     December 29, 1995


     FOR VALUE RECEIVED, the undersigned, LATEX PETROLEUM CORPORATION, an Oklahoma corporation, LATEX/GOC ACQUISITION, INC., a Delaware corporation and GERMANY OIL COMPANY, a Delaware corporation, formerly known as LRI ACQUISITION, INC. (the "Borrowers"), jointly and severally promise to pay to
                          ---------
the order of Bank of America National Trust and Savings Association, a national banking association (the "Lender"), if not sooner paid as provided in the Credit
                          ------
Agreement (defined below), on March 31, 2000, the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) or, if less, the aggregate unpaid principal amount of all Tranche C Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 29, 1995 (the Amended and Restated Credit Agreement described therein, together with such Amendment No. 1 and all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrowers
                                     ----------------
and the Lender.

     The Tranche C Revolving Loan is evidenced by this Note. The Borrowers may borrow, repay and reborrow the Tranche C Revolving Loan as provided in Section
2.1.7 of the Credit Agreement.

     The Borrowers also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

     This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN CHICAGO, ILLINOIS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                              LATEX PETROLEUM CORPORATION, an
                                Oklahoma corporation



                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                              LATEX/GOC ACQUISITION, INC.,
                               a Delaware corporation


                              By:
                                 ------------------------------
                              Name:
                                  -----------------------------
                              Title:
                                  -----------------------------


                              GERMANY  OIL  COMPANY,  a Delaware
                              corporation, formerly known as LRI
                              ACQUISITION, INC.



                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------



                          LOANS AND PRINCIPAL PAYMENTS

================================================================================


              Amount                   Amount of    Unpaid
              of Loan                  Principal    Principal
              Made           Rate      Repaid       Balance
              -------      --------   -----------  -----------
          ----------------------------------------------------
                             Interest  Base         Base                Notation
Date                          Period   Rate         Rate         Total   Made By
----                          ------   ----         ----         -----   -------
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================




                                                                     Exhibit C-1

                           Form of Borrowing Request
                           -------------------------

                               BORROWING REQUEST
                               -----------------


Bank of America
National Trust and Savings Association
231 South Lasalle Street
Chicago, Illinois  60697
Telecopy:
          ------------------




Attention:  [Name]
             [Title]


     Re: LATEX PETROLEUM CORPORATION, LATEX/GOC ACQUISITION, INC. and GERMANY OIL COMPANY, F/K/A LRI ACQUISITION, INC.


Ladies and Gentlemen:

     This Borrowing Request is delivered to you pursuant to Section 2.3 of the
                                                            -----------
Amended and Restated Credit Agreement, dated as of October 20, 1995, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 29, 1995 (together with all other amendments, if any, from time to time made thereto, the "Credit Agreement"), among LATEX PETROLEUM CORPORATION, an Oklahoma
             ------------------
corporation, LATEX/GOC ACQUISITION, INC., a Delaware corporation and GERMANY OIL COMPANY, a Delaware corporation, formerly known as LRI Acquisition, Inc. (the "Borrowers") and Bank of America National Trust and Savings Association (the "Lender") . Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrowers hereby request that a Loan be made in the aggregate principal amount of $_______ on __________ , 19__ as a [Base Rate Loan] [LIBO Rate Loan having an Interest Period of [one] [two] [three] [six] months.]

     [If the Loan is a Tranche B Loan, here include certification as to use of
      ------------------------------------------------------------------------
proceeds for Approved Development Activities.  If the Loan is a Tranche C Loan,
-------------------------------------------------------------------------------
here include certification as to the use of proceeds for the Prudential
-----------------------------------------------------------------------
Acquisition or the Sackett Acquisition or certification as to the Approved
--------------------------------------------------------------------------
Development Activities and a statement as to whether it is a Term Loan or a
---------------------------------------------------------------------------
Revolving Loan.  If a revolving Loan, also state the maturity date, which is no
-------------------------------------------------------------------------------
more than 60 days after the borrowing date.]
-------------------------------------------

     The Borrowers hereby acknowledge that, pursuant to Section 6.2.2 of the
                                                        -------------
Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrowers of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrowers that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 6.2.1 are true and
                                                    -------------
correct in all material respects (unless stated to relate solely to an earlier date, in which case such statements shall be true and correct as of such earlier date).

     The Borrowers agree that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, they will immediately so notify the Lender. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Lender shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be     Person to be Paid     Name, Address, etc.
                 -----------------
Transferred      Name                  Account No.         of Transferee Lender
-----------      ----                  -----------         --------------------

$----------      -----------------     --------------      --------------------
                                                           --------------------
                                                           Attention:

$----------      -----------------     --------------      --------------------
                                                           --------------------
                                                           Attention:


Balance of       The Borrowers                             --------------------
such proceeds                                              --------------------
                                                           Attention:



     IN WITNESS WHEREOF, the Borrowers have caused this request to be executed and delivered by its duly Authorized Officer as of ______ __, 19__.


                               LATEX PETROLEUM CORPORATION, an Oklahoma
                                corporation



                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------


                               LATEX/GOC ACQUISITION, INC., a Delaware
                               corporation



                                      By:
                                         -----------------------------
                                      Name:
                                            --------------------------
                                      Title:
                                            --------------------------


                               GERMANY    OIL    COMPANY,    a Delaware
                               corporation,   formerly  known  as  LRI
                               Acquisition, Inc.



                                      By:
                                         -----------------------------
                                      Name:
                                           ---------------------------
                                      Title:
                                            --------------------------